UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 2010 (SEPTEMBER 10, 2010)

NEXT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-25247	95-4675095
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7625 HAMILTON PARK DRIVE, SUITE 12, CHATTANOOGA, TENNESSEE 37421
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(423) 296-8213
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On September 10, 2010, Next, Inc., a Delaware corporation (the "Next") announced that it adjourned the special meeting (the "Special Meeting") at which its stockholders were to have considered and voted on (i) the sale of certain of the assets of Next's subsidiary, Next Marketing, Inc., a Delaware corporation ("Next Marketing"), pursuant to the Asset Purchase Agreement by and among T-Shirt International, Inc., Next Marketing and Next, dated August 16, 2010 (the "Asset Sale"), and (ii) the voluntary dissolution and liquidation of Next pursuant to the Plan of Liquidation and Dissolution of Next, Inc., in order to provide its stockholders additional time to consider and vote upon each proposal (along with the Asset Sale, the "Transaction").

The Special Meeting will reconvene at 10:00 a.m., local time on September 15, 2010 at its original location, the executive offices of Next Marketing, located at 1295 Vernon Street, Wabash, Indiana 46992.  The record date for the Special Meeting remains August 23, 2010.

Important Additional Information Regarding the Transaction

In connection with the Transaction, on August 31, 2010, Next filed a definitive proxy statement with the SEC.  Investors and security holders are advised to read the definitive proxy statement, as well as any further proxy supplement and other relevant documents filed with the SEC when they become available because they contain important information about the Transaction and the parties thereto.  Investors and security holders may obtain a free copy of the proxy statements and other documents filed by Next at the SEC website at http://www.sec.gov.  In connection with the Special Meeting of Next's stockholders to approve the Transaction, Next has mailed copies of the definitive proxy statement (and will mail any proxy supplement) to Next stockholders who are entitled to attend and vote at the Special Meeting.  Before making any voting or investment decisions with respect to the Transaction or any of the other matters with respect to which Next stockholders will be asked to vote pursuant to the proxy statement, Next stockholders are urged to read the definitive proxy statement, any supplement thereto, and other documents filed by Next when they become available.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Next stockholders in connection with the Transaction have been set forth in the definitive proxy statement. You can find information about Next's executive officers and directors in its definitive proxy statement, current reports on Form 8-K and other documents that have previously been filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:  September 10, 2010

By:  /s/ David O. Cole

David O. Cole